NU SKIN ENTERPRISES, INC.
SERIES A SENIOR NOTE

No. A-1
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $11,257,000
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.00%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2008
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $2,251,400 on October 31, 2004, April 30, 2005, April 30, 2006, and April 30, 2007

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of ELEVEN MILLION TWO HUNDRED FIFTY-SEVEN THOUSAND U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES A SENIOR NOTE

No. A-2
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $5,555,556
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.00%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2008
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $1,111,111.20 on October 31, 2004, April 30, 2005, April 30, 2006, and April 30, 2007

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of FIVE MILLION FIVE HUNDRED FIFTY-FIVE THOUSAND FIVE HUNDRED FIFTY-SIX U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES A SENIOR NOTE

No. A-3
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $1,243,000
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.00%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2008
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $248,600 on October 31, 2004, April 30, 2005, April 30, 2006, and April 30, 2007

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to PRUCO LIFE INSURANCE COMPANY, or registered assigns, the principal sum of ONE MILLION TWO HUNDRED FORTY-THREE THOUSAND U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES A SENIOR NOTE

No. A-4
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $4,166,666
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.00%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2008
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $833,333.20 on October 31, 2004, April 30, 2005, April 30, 2006, and April 30, 2007

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to BAYSTATE INVESTMENTS, LLC, or registered assigns, the principal sum of FOUR MILLION ONE HUNDRED SIXTY-SIX THOUSAND SIX HUNDRED SIXTY-SIX U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES A SENIOR NOTE

No. A-5
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $2,777,778
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.00%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2008
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $555,555.60 on October 31, 2004, April 30, 2005, April 30, 2006, and April 30, 2007

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to GOLDEN AMERICAN LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION SEVEN HUNDRED SEVENTY-SEVEN THOUSAND SEVEN HUNDRED SEVENTY-EIGHT U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES B SENIOR NOTE

No. B-1
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $22,514,000
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.45%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2010
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $4,502,800 on April 30 of 2006 through 2009, inclusive

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of TWENTY-TWO MILLION FIVE HUNDRED FOURTEEN THOUSAND U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES B SENIOR NOTE

No. B-2
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $11,111,111
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.45%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2010
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $2,222,222.20 on April 30 of 2006 through 2009, inclusive

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, or registered assigns, the principal sum of ELEVEN MILLION ONE HUNDRED ELEVEN THOUSAND ONE HUNDRED ELEVEN U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES B SENIOR NOTE

No. B-3
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $2,486,000
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.45%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2010
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $497,200 on April 30 of 2006 through 2009, inclusive

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to PRUCO LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION FOUR HUNDRED EIGHTY-SIX THOUSAND U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES B SENIOR NOTE

No. B-4
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $8,333,334
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.45%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2010 PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $1,666,666.80 on April 30 of 2006 through 2009, inclusive

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to BAYSTATE INVESTMENTS, LLC, or registered assigns, the principal sum of EIGHT MILLION THREE HUNDRED THIRTY-THREE THOUSAND THREE HUNDRED THIRTY-FOUR U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer

NU SKIN ENTERPRISES, INC.
SERIES B SENIOR NOTE

No. B-5
CURRENCY AND ORIGINAL PRINCIPAL AMOUNT: U.S. $5,555,555
ORIGINAL ISSUE DATE: October 31, 2003
INTEREST RATE: 4.45%
INTEREST PAYMENT DATES: April 30 and October 31
FINAL MATURITY DATE: April 30, 2010
PRINCIPAL PREPAYMENT DATES AND AMOUNTS: $1,111,111 on April 30 of 2006 through 2009, inclusive

        FOR VALUE RECEIVED, the undersigned, NU SKIN ENTERPRISES, INC. (herein called the “Company”), a corporation organized and existing under the laws of Delaware, hereby promises to pay to GOLDEN AMERICAN LIFE INSURANCE COMPANY, or registered assigns, the principal sum of FIVE MILLION FIVE HUNDRED FIFTY-FIVE THOUSAND FIVE HUNDRED FIFTY-FIVE U.S. DOLLARS, payable on the Principal Payment Dates and in the amounts specified above, and on the Final Maturity Date as specified above in an amount equal to the unpaid balance of the principal hereof, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Interest Rate per annum specified above, payable on each Interest Payment Date specified above and on the Final Maturity Date specified above, commencing with the Interest Payment Date next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) on any overdue payment (including any overdue prepayment) of principal, any overdue payment of any Make-Whole Amount and any overdue payment of interest, payable on each Interest Payment Date as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the Default Rate.

        Payments of principal, Make-Whole Amount, if any, and interest are to be made at The Bank of New York in New York City or at such other place as the holder hereof shall designate to the Company in writing, in lawful money of the United States of America.

        This Note is one of a series of Senior Notes (herein called the “Notes”) issued pursuant to a Private Shelf Agreement, dated as of August 26, 2003 (as from time to time amended, herein called the “Agreement”), between Nu Skin Enterprises, Inc. (the “Company”) and each Issuer Subsidiary which becomes party thereto, on the one hand, and Prudential Investment Management, Inc. and each Prudential Affiliate which becomes party thereto, on the other hand, and is entitled to the benefits thereof. Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Agreement. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Agreement, and (ii) to have made the representations set forth in Section 6 of the Agreement. This Note is secured by the Collateral Documents and is guaranteed by the Subsidiary Guarantors pursuant to the Subsidiary Guaranty.

        This Note is subject to optional prepayment, in whole or from time to time in part, on the terms specified in the Agreement.

        This Note is a registered Note and, as provided in the Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder’s attorney duly authorized in writing, a new Note for the then outstanding principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary.

        In case an Event of Default shall occur and be continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount), and with the effect provided in the Agreement.

        This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State (other than Section 5-1401 of the New York General Obligations Law) that would require the application of the laws of a jurisdiction other than such State.

NU SKIN ENTERPRISES, INC.

By:         /s/  Ritch N. Wood
Name:    Ritch N. Wood
Title:      Chief Financial Officer